                           SCHEDULE 14A (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          NORLAND MEDICAL SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                                 [NORLAND LOGO]

                       106 CORPORATE DRIVE PARK, SUITE 106
                          WHITE PLAINS, NEW YORK 10604

                                 (914) 694-2285

                                                                  April 25, 2000

To the Stockholders of Norland Medical Systems, Inc.:

         The Annual Meeting of Stockholders of Norland Medical Systems, Inc. (the "Company") will be held on June 1, 2000, at 10:00 a.m. at the Rye Courtyard By Marriott, 631 Midland Avenue, Rye, New York 10580.

         Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement. The Company's 1999 Annual Report is also enclosed and provides additional information regarding the financial results of the Company during the fiscal year ended December 31, 1999.

         On behalf of the Board of Directors and employees of the Company, I cordially invite all stockholders to attend the Annual Meeting. It is important that your shares be voted on matters that come before the meeting. Whether or not you plan to attend the meeting, I urge you to promptly complete, sign, date and return the enclosed proxy card in the prepaid envelope provided.

                                           Sincerely,

                                           /s/ Reynald G. Bonmati

                                           REYNALD G. BONMATI
                                           President and Chairman of the Board
                                           of Directors

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Norland Medical Systems, Inc., a Delaware corporation (the "Company"), will be held at the Rye Courtyard By Marriott, 631 Midland Avenue, Rye, New York 10580, at 10:00 a.m. on June 1, 2000, for the following purposes:

         i. To elect six directors to hold office until the Company's Annual Meeting of Stockholders to be held in 2001.

         ii. To consider and act upon a proposal to approve and adopt an amendment to the Company's Amended and Restated 1994 Stock Option Plan to increase the aggregate number of shares for which Options may be granted under the plan from 2,250,000 to 3,000,000.

         iii. To consider and act upon a proposal to approve and adopt the Company's 2000 Non-Employee Directors' Stock Option Plan.

         iv To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent accountants for 2000; and

         v. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The close of business on April 17, 2000 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock of the Company at that date are entitled to vote at the Annual Meeting or any adjournment(s) thereof.

                                           By Order of the Board of Directors,

                                           /s/ Robert J. Larson

                                           ROBERT J. LARSON
                                           Secretary

White Plains, N.Y.
April 25, 2000

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HOLD SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, PLEASE SIGN AND RETURN EACH OF THE PROXY CARDS THAT YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                 [NORLAND LOGO]

                       106 CORPORATE PARK DRIVE, SUITE 106
                          WHITE PLAINS, NEW YORK 10604

                                 (914) 694-2285

                                                                  April 25, 2000

                                 PROXY STATEMENT

         This Proxy Statement is being mailed on or about April 27, 2000, to holders of record as of April 17, 2000, of Common Stock, par value $.0005 per share ("Common Stock"), of Norland Medical Systems, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of a proxy in the enclosed form for the Annual Meeting of Stockholders of the Company to be held on June 1, 2000.

         A proxy card is enclosed for your use. YOU ARE REQUESTED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which requires no postage if mailed in the United States.

         If no instructions are specified on the proxy, shares represented thereby will be voted (i) for the election of the six nominees listed herein as directors of the Company, (ii) in favor of the adoption of the amendment to the Company's amended and restated 1994 Stock Option Plan increasing the number of shares available for grant from 2,250,000 to 3,000,000, (iii) in favor of the adoption of the Company's 2000 Non-Employee Directors' Stock Option Plan, (iv) in favor of the ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants for 2000 and (v) in the discretion of the holder of the proxy on all other matters that may properly come before the Annual Meeting.

         Any stockholder who has given a proxy may revoke his or her proxy by executing a proxy bearing a later date or by delivering written notice of revocation of his or her proxy to the Secretary of the Company at the Company's executive offices at any time prior to the meeting or any postponement or adjournment thereof. Any stockholder who attends in person the Annual Meeting or any postponement or adjournment thereof may revoke any proxy previously given and vote by ballot.

         As of April 17, 2000, there were 27,045,166 shares of Common Stock issued and outstanding. The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) will be counted for purposes of determining the existence of a quorum at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner set forth above.

         The election of directors will be determined by a plurality of the votes cast by holders of shares of Common Stock, and the approval of any other matters will require the affirmative vote of holders of a majority of the votes cast at the Annual Meeting in person or represented by duly executed proxies and entitled to vote on the subject matter. Cumulative voting for the election of directors is not permitted. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but will not be counted as votes for or against any given matter. Shares relating to any proxy as to which a broker non-vote is indicated will be considered present and entitled to vote for determining the presence of a quorum, but will not be considered present and entitled to vote with respect to any matter as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote the shares. Accordingly, in the case of shares that are present at the Annual Meeting for quorum purposes, not voting such shares for a particular nominee for director will not prevent the election of such nominee if other stockholders vote for such nominee. Broker non-votes will have no effect on the outcome of the vote on any proposals.

         The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

         The Company's Annual Report to Stockholders for the year ended December 31, 1999, which contains the Company's Form 10-K for such year including financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's By-Laws authorize the Board of Directors to fix the number of directors of the Company. Currently, the number is fixed at six. The Board of Directors has nominated the six persons named below to serve as directors until the next Annual Meeting of Stockholders or until their earlier resignation or removal. Each nominee is presently a director of the Company. Each of the directors was reelected to the Board at the 1999 Annual Meeting of Stockholders. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may (i) designate a substitute nominee or nominees, in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee, (ii) allow the vacancy to remain open until a suitable candidate or candidates are located or (iii) by resolution provide for fewer directors. Proxies for this Annual Meeting may not be voted for more than six nominees.

NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

JEREMY C. ALLEN, age 51, has served as a Director of the Company since October 1997. He has also been a special marketing consultant to the Company since October 1997. From January 1992 until August 1995 and since May 1997 to the present, Mr. Allen has been a marketing and general management consultant in the health care area. From August 1995 until May 1997, he was Vice President, Marketing, Osteoporosis, of Merck & Co., Inc.

JAMES J. BAKER, age 68, has served as a Director of the Company since May 1995. He has been a private investor for over thirteen years, specializing in start-up venture capital. He is a consultant to Flight Landata, Inc., a company involved in multi-spectral remote sensing. Previously, Mr. Baker spent twelve years at Cullinet Software Corporation serving initially as Vice President in charge of technical development and later as Senior Vice President in charge of customer support. He holds a B.S. in Mathematics from the Massachusetts Institute of Technology.

REYNALD G. BONMATI, age 52, has served as a Director of the Company since its formation in December 1993 and has served as Chairman of the Board, President and Treasurer of the Company since January 1994. Mr. Bonmati is President of Bionix L.L.C., a private distributor of medical devices. Mr. Bonmati has served since January 1992 as a Managing Director of NMS BV, the holding company that formerly owned Stratec. He has also served as President of Novatech Resource Corporation, a private investment firm, since 1981, as President of Novatech Management Corporation, a private investment firm, since 1990, and as Managing Partner of Bones L.L.C. a private investment firm since 1998. Mr. Bonmati received B.S. and M.S. degrees from the Institute National Superieur de Chimie Industrielle, an M.S. degree from the Ecole Nationale Superieure du Petrole et des Moteurs and an M.B.A. from the University of Paris.

MICHAEL W. HUBER, age 73, has served as a Director of the Company since May 1995. He is the retired Chairman and Chief Executive Officer and is currently a Director of J.M. Huber Corporation, a diversified family-owned company engaged in natural resource development, and specialty chemical and specialty equipment and wood product manufacturing.

ANDRE-JACQUES NEUSY, age 56, has served as a Director of the Company since September 1997. Dr. Neusy is a Research Scientist and Attending Physician at Tisch Hospital Center/NYU Medical Center and the Medical Director of the Dialysis Unit and Chief of Nephrology at Bellevue Hospital Center in New York City. He has been associated with both hospitals since 1978. Dr. Neusy is also Associate Professor of Clinical Medicine at New York University School of Medicine and Attending Physician in Nephrology at the New York Veteran's Administration Hospital. Dr. Neusy received a B.A. Degree from the International School in Lubumbashi, Zaire, and an M.D. degree from the Free University of Brussels Medical School.

ALBERT S. WAXMAN, age 60, has served as a Director of the Company since January 1994. Dr. Waxman has been Senior Managing Partner of Psilos Group Managers, LLC, an investment firm, since 1998. From 1993 to 1998, he was Chairman and Chief Executive Officer of Merit Behavioral Care Corporation, the parent company of American Biodyne, Inc., which he co-founded in 1985 and for which he served as Chairman and Chief Executive Officer from 1988 to 1993. Dr. Waxman has served as a Managing Director of Norland Medical Systems B.V. since January 1992. Dr. Waxman received a B.S.E.E. degree from City College of New York and M.A. and Ph.D. degrees from Princeton University. He serves on the Advisory Council of Princeton University's School of Engineering and Applied Sciences.

VOTE REQUIRED FOR APPROVAL

         The vote of a plurality of holders of the outstanding shares of Common Stock present in person or represented by duly executed proxies at the Annual Meeting for the election of a given nominee is necessary to elect such nominee as a director of the Company. Accordingly, the six director nominees receiving the greatest number of votes cast will be elected, regardless of the number of votes withheld for the election of such director nominees. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the election of the six persons nominated to serve as directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE SIX PERSONS NOMINATED TO SERVE AS DIRECTORS.

BOARD ORGANIZATION AND MEETINGS

         During the year ended December 31, 1999, the Board of Directors held 5 meetings and acted on 2 other occasion by unanimous written consent. Each Director attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors ("Committees") held in 1999 during his tenure as a Director or Committee member.

         There are two standing Committees:

         AUDIT COMMITTEE. The Audit Committee was established in June 1995. The Audit Committee consists of Jeremy C. Allen and Michael W. Huber. The Audit
Committee: (i) makes recommendations to the Board of Directors with respect to the independent accountants who conduct the annual audit of the Company's accounts; (ii) reviews the scope of the annual audit and meets periodically with the Company's independent accountants to review their findings and recommendations; (iii) approves major accounting policies or changes thereto; and (iv) periodically reviews principal internal controls to assure that the Company is maintaining a sound and modern system of financial controls. The Audit Committee held 1 meeting in 1999. A number of actions that could have been taken by the Audit Committee in 1999 were taken by action of the full Board of Directors.

         COMPENSATION COMMITTEE. The Compensation Committee was established in June 1995. The Compensation Committee consists of Albert S. Waxman, James J. Baker, Michael W. Huber and Andre-Jacques Neusy. The Compensation Committee periodically determines the amount and form of compensation and benefits payable to all principal officers and certain other management personnel. This Committee also performs duties of administration with respect to the Company's Amended and Restated 1994 Stock Option and Incentive Plan (the "1994 Plan"). The Compensation Committee held 1 meeting during 1999, and acted on 4 other occasions by unanimous written consent.

DIRECTORS' REMUNERATION

         During the year ended December 31, 1999, fees for all directors aggregated $5,000. Each director of the Company who is not an employee of or consultant to the Company or any subsidiary (a "Non-Employee Director") received $1,000 for each regular Board meeting attended and is reimbursed for all expenses relating to attendance at meetings. Director's fees were discontinued as of June 2, 1999. Under the 2000 Non-Employee Directors' Stock Option Plan, each Non-Employee Director receives options to acquire 5,000 shares of Common Stock, vesting in four equal annual installments, commencing on the first anniversary of the date of grant, at an exercise price per share not lower than the fair market value on the date of grant. The grant is effective on the date of the Director's election or re-election to the Company's Board of Directors. For Mr. Allen, Mr. Baker, Dr. Neusy, Mr. Huber and Dr. Waxman, 50,000 options were granted on June 2, 1999 at an exercise price of $0.67 per share. Directors who are employees of the Company do not receive additional compensation for serving as directors. No member of the Board of Directors was paid compensation during the 1999 fiscal year for his service as a director of the Company other than pursuant to the standard compensation arrangements described above.

                                   PROPOSAL 2

         PROPOSAL TO INCREASE THE AGGREGATE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED PURSUANT TO THE COMPANY'S AMENDED AND RESTATED 1994 STOCK OPTION PLAN.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock cast in person or represented by proxies at the Annual Meeting and entitled to vote is required to approve the amendment to the Company's Amended and Restated 1994 Stock Option Plan.

GENERAL

         The Board of Directors is submitting to shareholders for ratification the approval by the Board of Directors of an amendment to the Company's Amended and Restated Stock Option Plan ("Option Plan") increasing by 750,000 the number of shares of Common Stock available for the grant of stock options. When initially adopted in 1994, 2,250,000 shares were allocated to the Plan. At December 31, 1999, 665,000 shares were available for grant under the Plan. A copy of the Option Plan as amended by the directors is included as Exhibit A to this Proxy Statement, and the following description is qualified in its entirety by the full text of the Option Plan.

         The Purpose of the Option Plan is to provide additional compensation incentives for high levels of performance and productivity by officers and management employees of the company's operations. The Option Plan is intended to strengthen the company's existing operation and its ability to attract and retain outstanding management employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company are dependent.

         Officers, Directors and other employees of the Company or any subsidiary or other affiliate of the Company are eligible for selection to participate in the Option Plan. No determination has yet been made as to the employees who will be selected to participate and receive awards, the number of such awards to be granted or the amounts of awards to be distributed under the Option Plan in the future. The Board of Directors believes that the number of shares of Common Stock reserved for use under the Option Plan should be increased in order that stock-based awards continue to be available for grant.

SHARES SUBJECT TO THE PLAN

         Awards granted under the Option Plan relate to shares of the Company's Common Stock. Such shares may be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. No awards may be granted more than ten years after the effective date of the Option Plan.

         Any shares of Common Stock which were issued and have been forfeited or were subject to awards under the Option Plan which have expired or terminated for any reason remain available for issuance with respect to the granting of awards during the term of the Option Plan.

         The number and kind of securities as well as the terms of the securities which may be issued under the Option Plan and pursuant to then outstanding awards are subject to adjustments resulting from any recapitalization, reclassification, stock dividend, split-up or consolidation of shares of Common Stock, merger or consolidation of the Company, or other event affecting the Common Stock.

ADMINISTRATION

         The Compensation Committee of the Board of Directors and the full Board have authority to administer the Plan. They have the authority, among other things, to: (i) select the officers and other key employees and consultants entitled to receive awards under the Plan; (ii) determine the type or types of awards; (iii) determine the number of shares of Common Stock or rights covered by an award; and (iv) determine the terms and conditions of any awards granted under the Plan, including, any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture provisions or waivers thereof. The exercise price at which shares of Common Stock may be purchased pursuant to the grant of stock options under the Plan and the grant price of an SAR are determined at the time of grant. In no event may any one individual receive in any one year options for, or SARs which relate to, more than 180,000 shares of Common Stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION PLAN

         The following is a brief summary of the Federal income tax aspects of awards to be made under the Option Plan based upon the Code and other statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state, local, estate or other tax consequences.

         INCENTIVE OPTIONS. The participant will recognize no taxable income upon the grant or exercise of an Incentive Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable and other applicable limitations under the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

         Subject to certain exceptions for death, if an Incentive Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonqualified stock option. See "Nonqualified Options" below.

AMENDMENT, TERMINATION AND EXPIRATION

         The Option Plan is subject to amendment or termination at any time by the Company's Board of Directors. However, no amendment will become effective unless approved by affirmative vote of the shareholders of the Company if such approval is necessary or desirable in the judgment of the Board of Directors for the continued validity of the Option Plan or its compliance with Rule 16b-3 or any successor rule under the Exchange Act or any other rule or regulation.

PROPOSED AMENDMENT

         If approved by the shareholders, the proposed amendment to the Option Plan would increase the number of shares of Common Stock available for grant under the Option Plan by an additional 750,000 shares. No other changes to the Option Plan are contemplated by the proposed amendment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1994 STOCK OPTION PLAN.

                                   PROPOSAL 3

         PROPOSAL TO ADOPT THE COMPANY'S 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock cast in person or represented by proxies at the Annual Meeting and entitled to vote is required to approve the Company's 2000 Non-Employee Directors' Stock Option Plan ("Directors' Option Plan").

GENERAL

         The Board of Directors is submitting to shareholders for ratification the approval by the Board of Directors the Company's 2000 Non-Employee Directors' Stock Option Plan. A copy of the Directors' Option Plan is included as Exhibit B to this Proxy Statement, and the following description is qualified in its entirety by the full text of the Option Plan.

         The Purpose of the Directors' Option Plan is to provide compensation incentives for non-employee Directors of the Company. The Directors' Option Plan is intended to strengthen the company's existing operation and its ability to attract and retain outstanding Directors upon whose judgment, initiative and efforts the continued success, growth and development of the Company are dependent.

         Non-employee Directors duly elected by the shareholders of the Company are eligible for selection to participate in the Option Plan. Options for 5,000 shares of Common Stock will be automatically granted under the 2000 Directors' Option Plan to each person who is elected or re-elected a non-employee Director on the date of the Annual Meeting of Shareholders of the Company in each of the years 2000 through 2004. In addition, each non-employee Director will be granted options for 50,000 shares of Common Stock for his election on June 2, 1999.

         The options will be priced at the fair market value on the last trading day preceding the date of the grant. All options vest in equal annual installments over a period of four years.

SHARES SUBJECT TO THE PLAN

         Awards granted under the Directors' Option Plan relate to shares of the Company's Common Stock. Such shares may be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. No awards may be granted more than five years after the effective date of the Directors' Option Plan. 500,000 shares have been reserved for issuance under this plan.

         The number and kind of securities as well as the terms of the securities which may be issued under the Directors' Option Plan and pursuant to then outstanding awards are subject to adjustments resulting from any recapitalization, reclassification, stock dividend, split-up or consolidation of shares of Common Stock, merger or consolidation of the Company, or other event affecting the Common Stock.

ADMINISTRATION

         The Compensation Committee of the Board of Directors and the full Board have authority to administer the Plan. They have the authority to adopt rules and regulations for carrying out the Directors' Option Plan. The Board may amend the terms and conditions of any option granted under the Directors' Option Plan.

AMENDMENT, TERMINATION AND EXPIRATION

         The Directors' Option Plan is subject to amendment or termination at any time by the Company's Board of Directors. However, no amendment will become effective unless approved by affirmative vote of the shareholders of the Company if such approval is necessary or desirable in the judgment of the Board of Directors for the continued validity of the Directors' Option Plan or its compliance with Rule 16b-3 or any successor rule under the Exchange Act or any other rule or regulation.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE COMPANY'S 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

                                   PROPOSAL 4

                       APPOINTMENT OF INDEPENDENT AUDITORS

         Upon recommendation of the Audit Committee of the Board of Directors, and subject to ratification by the stockholders, the Board of Directors has appointed Deloitte & Touche LLP as independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2000. Deloitte & Touche LLP has served as the Company's independent accountants since November 13, 1998 and performed the audit of the Company's 1998 and 1999 financial statements. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock cast in person or represented by proxies at the Annual Meeting and entitled to vote is required to appoint the Company's independent accountants.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR 2000.

                                 STOCK OWNERSHIP

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of April 20, 2000 (except as otherwise indicated) by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee to be a director, (iii) each named executive officer and
(iv) all directors and executive officers as a group. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

--------------------------------------------------------------------------------
                                                  AMOUNT OF BENEFICIAL OWNERSHIP
                                                  ------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF BENEFICIAL OWNER                               SHARES       PERCENT
------------------------                               ------       -------
--------------------------------------------------------------------------------
Reynald G. Bonmati (2)                                14,351,931     52.6%
--------------------------------------------------------------------------------
Albert S. Waxman (3)                                   1,728,078      6.3
--------------------------------------------------------------------------------
Robert S. Larson (4)                                     200,000        *
--------------------------------------------------------------------------------
Ralph J. Cozzolino (4)                                    22,250        *
--------------------------------------------------------------------------------
Terry A. Pope (4)                                          1,250        *
--------------------------------------------------------------------------------
James J. Baker (5)                                       337,790      1.2
--------------------------------------------------------------------------------
Michael W. Huber (3)                                     328,349      1.2
--------------------------------------------------------------------------------
Andre-Jacques Neusy (4)                                   27,500        *
--------------------------------------------------------------------------------
Jeremy C. Allen (6)                                       43,000        *
--------------------------------------------------------------------------------

All directors and officers of the
Company as a group (9
persons) (2), (3), (4), (5), and (6)                  17,040,148     62.0
--------------------------------------------------------------------------------

Hans Schiessl (7)                                     11,101,917     41.0
Markgrafenstrasse 8
75117 Pforzheim
Germany
--------------------------------------------------------------------------------

Bones, L.L.C. (8)                                      9,976,917     36.9
Premium Point
New Rochelle, NY 10801
--------------------------------------------------------------------------------

Norland Medical Systems B.V                              500,000      1.8
Admiraliteskade 50
3063 ED Rotterdam
P.O. Box 4433
3006 AK Rotterdam
The Netherlands
--------------------------------------------------------------------------------

----------
*    Less than 1%.

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person.

(2) Includes 231,250 shares issuable pursuant to stock options exercisable within 60 days. Includes 3,371,155 shares held of record by Novatech Management Corporation, 87,842 shares held of record by Novatech Resource Corporation, 500,000 shares held of record by Norland Medical Systems B.V., and 9,476,917 shares held of record by Bones, L.L.C., that Mr. Bonmati may be deemed to beneficially own due to his relationship with such entities. Mr. Bonmati is President and a principal stockholder of Novatech Resource Corporation. Mr. Bonmati is a managing director of Norland Medical Systems B.V. and a managing member of Bones, L.L.C. Such beneficial ownership is disclaimed by Mr. Bonmati, except to the extent of his proportionate interest in such entities. Also includes 125,966 shares held by Mr. Bonmati's wife, as trustee for their children, with respect to which Mr. Bonmati disclaims beneficial ownership.

(3) Includes 42,500 shares issuable pursuant to stock options exercisable within 60 days.

(4) Consists solely of shares issuable pursuant to stock options exercisable within 60 days.

(5) Includes 42,500 shares issuable pursuant to stock options exercisable within 60 days. Also includes 295,290 shares held by Mr. Baker's wife, with respect to which Mr. Baker disclaims beneficial ownership.

(6) Includes 37,500 shares issuable pursuant to stock options exercisable within 60 days. Also includes 5,500 shares owned by Mr. Allen's wife, with respect to which Mr. Allen disclaims beneficial ownership.

(7) Includes 500,000 shares held of record by Norland Medical Systems B.V. and 9,476,917 shares held of record by Bones, L.L.C., that Mr. Schiessl may be deemed to beneficially own due to his relationship with such entities. Mr. Schiessl is a managing director of Norland Medical Systems B.V. He is also a managing member of Bones, L.L.C. Such beneficial ownership is disclaimed by Mr. Schiessl, except to the extent of his proportionate interest in such entities.

(8) Includes 500,000 shares held of record by Norland Medical Systems B.V. that Bones, L.L.C. may be deemed to beneficially own due to its ownership of Norland Medical Systems B.V

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by or awarded to the Company's President (the chief executive officer) and each of the other most highly compensated (defined as cash compensation exceeding $100,000) executive officers who were serving as executive officers as of December 31, 1999 (collectively, the "named executive officers"):

                                                                  LONG-TERM
                                                                 COMPENSATION
                                            ANNUAL COMPENSATION     AWARDS
                                                                 ------------
                                                                  SECURITIES
                                                                  UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY($)  BONUS($)  OPTIONS (#)(1)  COMPENSATION($)(2)
Reynald G. Bonmati                   1999   $400,000   $      0     135,000           $3,232
  Chairman of the Board, President   1998    303,500          0     360,000            3,271
  and Treasurer                      1997    195,741          0     180,000            3,137

Kurt W. Streams                      1999    120,000    138,794        --                732
  Vice President, Finance and        1998    119,415          0      40,000              762
  Secretary                          1997    101,038          0      40,000              723

Ralph J. Cozzolino                   1999    149,800          0       8,000            1,630
   Vice President, Sales             1998    149,603          0      27,000            2,178
   And Marketing                     1997     86,050          0      26,000            2,195

----------

(1) Represents shares of Common Stock issuable upon exercise of options granted to the named executive officers.

(2) Represents life insurance and long-term disability premiums paid by the Company, and, for Messrs. Bonmati, and Cozzolino, also includes $2,500, and $898, respectively, of Company contributions to 401(k) plan.

EMPLOYMENT AGREEMENTS

         In 1998 the Company entered into a three-year Employment Agreement with Reynald G. Bonmati, Chairman of the Board, President and a director of the Company. The term of the Employment Agreement is from May 1, 1998 to April 30, 2001. Mr. Bonmati's base salary of $400,000 is subject to increases to reflect cost of living increases, as shown by the Consumer Price Index for the New York-Northwestern New Jersey area. The base salary may also be increased upon annual review by the Compensation Committee. Mr. Bonmati is also entitled to an annual bonus payment equal to 5% of the Company's annual consolidated income before taxes, payable within 30 days after the release of the Company's audited financial statements for such year. No bonus was payable with respect to 1999. Following the end of each fiscal quarter during the term of the Employment Agreement, commencing with the quarter ending March 31, 1999, Mr. Bonmati is to be granted options under the 1994 Plan to purchase up to 45,000 shares of the Company's Common Stock. Such options are to be granted two days after the Company announces its earnings for such quarter. The exercise price will be the closing price of the Company's Common Stock on the date of grant, and the options will vest in four equal annual installments. The Company's obligation to grant such options is subject to sufficient shares being available for grant. If the Company terminates Mr. Bonmati's employment during the term of the Employment Agreement, other than for cause, all unvested options will be deemed vested, and all vested options will be exercisable at any time during the period ending on the first anniversary date of such termination.

OPTION GRANTS/EXERCISES IN 1999

         The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 1999 to the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------------
                                                  PERCENTAGE
                                                   OF TOTAL                                   POTENTIAL REALIZABLE
                                   NUMBER OF       OPTIONS                                      VALUE AT ASSUMED
                                  SECURITIES      GRANTED TO                                  ANNUAL RATES OF STOCK
                                  UNDERLYING      EMPLOYEES    EXERCISE                      PRICE APPRECIATION FOR
                                    OPTIONS           IN           OR                             OPTION TERM (2)
                                    GRANTED      FISCAL YEAR   BASE PRICE   EXPIRATION  -------------------------------
             NAME                   (#)(1)           (%)         ($/SH)        DATE          5% ($)          10% ($)
------------------------------  ---------------  ------------  ----------  ------------  ---------------  --------------
Reynald G. Bonmati........           45,000          28.5          0.35         4/15/09      $25,655        $  40,851
                                     45,000          28.5          0.5937       8/14/09       43,522           69,302
                                     45,000          28.5          0.40625     11/10/09       29,778           47,417

Ralph J. Cozzolino........            5,000           0.3          0.67         1/13/09        5,456            8,689
                                      3,000           0.2          0.53125       4/2/09        2,590            4,134

----------

(1) All options were granted pursuant to the 1994 Plan. These options are incentive stock options, except those granted to Mr. Bonmati, which are non-qualified stock options. All options become exercisable on each anniversary of the date of grant in four equal installments.

(2) Pursuant to Securities and Exchange Commission rules, the table shows the value of the options at the end of the option terms (ten years) if the underlying market price of the Common Stock were to appreciate in value from the price of the date of grant to the end of the option term at annualized rates of 5% and 10%. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

         The following table sets forth certain information concerning the exercise of options to purchase Common Stock of the Company during 1999 and the value at December 31, 1999 of outstanding options held by each of the named executive officers.

       OPTION EXERCISES IN 1999 AND VALUE OF OPTIONS AT DECEMBER 31, 1999

                                                      NUMBER OF UNEXERCISED OPTIONS        VALUE OF UNEXERCISED
                                                                 HELD AT                IN-THE-MONEY(1) OPTIONS AT
                                                               YEAR END (#)                  YEAR END ($)(2)
                                                      -----------------------------   -----------------------------
                             SHARES
                           ACQUIRED ON      VALUE
          NAME            EXERCISE (#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
------------------------  ------------   -----------   -----------   -------------    -----------     -------------
Reynald G. Bonmati              0          $    0         142,500         497,500       $   0            $13,669
Ralph J. Cozzolino              0               0          15,000          27,000           0                925

----------

(1) Options are "in-the-money" if the closing market price of the Company's Common Stock exceeds the exercise price of the options.

(2) The exercise prices of all such options exceeded $0.53, the closing price of a share of the Company's Common Stock on December 31, 1999 except as follows: Mr. Bonmati had 90,000 unexercisable options "in the money" and Mr. Cozzolino had 10,000 unexercisable options "in the money."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         GENERAL. The Company's Compensation Committee is composed of four independent, Non-Employee Directors. The Committee and the Board of Directors believe that compensation must be competitive, but that it should be directly and materially linked to the Company's performance. The compensation program is designed to attract and retain executive talent, to motivate executives to maximize operating performance, to provide an opportunity to measure performance on an individual basis, as well as on an overall Company-wide basis, and to link executive and stockholder interests through the grant of stock options.

         The key components of the Company's executive compensation program consist of salary, bonuses and stock options. The Committee's policy with respect to each of these elements, including the basis of the compensation awarded to Mr. Bonmati, the Company's President, are discussed below. Through these programs, a very significant portion of the Company's executive compensation is linked to performance and the alignment of executive interests with those of stockholders. The long-term compensation of all Company executive officers consists of stock options; the short term compensation consists of base salary and, in certain cases, bonuses.

         BASE SALARY. The Company has established base salary levels based upon competitive market pay rates, each executive's role in the Company and each executive's performance over time (including, where relevant, executives' performance prior to joining the Company). Base salaries for executives are reviewed annually based on a variety of factors, including individual performance, market salary levels for comparable positions within comparable companies and the Company's overall financial results, and may be adjusted to reflect such factors. In the case of Mr. Cozzolino, a portion of his compensation is based upon commissions.

         BONUSES. At the end of each year, bonuses for executive officers may be recommended by the Company and reviewed and approved by the Committee. Any such bonuses will be payable out of a bonus pool determined by the Board of Directors or the Compensation Committee, and will be determined by measuring such officer's performance, the performance of the operations for which officer has primary responsibility and the Company's overall performance against target performance levels to be established by the Compensation Committee. No bonuses were awarded to any executive officer with respect to 1999, except for a $138,794 bonus that was awarded to the Vice President, Finance who resigned effective March 24, 2000.

         STOCK OPTIONS. The Committee believes that aligning management's interest with those of stockholders is an important element of the Company's executive compensation plan. Stock options align the interests of employees and stockholders by providing value to the executive through stock price appreciation only. At December 31, 1999, there were outstanding under the 1994 Plan options to purchase an aggregate of 952,000 shares of Common Stock. In all cases, the exercise prices of these options are not less than the fair market value of the Common Stock on the grant dates.

         Future awards of stock options will be made periodically at the discretion of the Compensation Committee, in certain cases based upon recommendations of the Company's President. The size of such grants, in general, will be evaluated by regularly assessing competitive market practices, the individual's position and level of responsibility within the Company, and the overall performance of the Company, including its historic financial success and its future prospects. The Company believes that stock options are the single most important element in providing incentives for management performance and intends to continue to plan to award significant stock options to officers and key employees.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Effective May 1, 1998, the Company entered into the Employment Agreement with Mr. Bonmati described above (see "Executive Compensation--Employment Agreements"). The Compensation Committee was of the view that it was critically important to the Company that it be able to demonstrate concretely to third parties with whom the Company deals (E.G., potential customers and potential sources of financing) Mr. Bonmati's commitment to the Company for the long term. Under the Employment Agreement, Mr. Bonmati's base salary for 1998 was $300,000 and effective January 1, 1999, his base salary was increased to $400,000. No bonus was earned by Mr. Bonmati for 1999.

         On January 2, 1998, Mr. Bonmati was granted options for 180,000 shares of the Company's Common Stock at an exercise price of $0.67 per share. These options vest in four equal annual installments commencing January 2, 1999. Under Mr. Bonmati's Employment Agreement, as described above, Mr. Bonmati will be granted options to purchase 45,000 shares each quarter, commencing with the quarter ended March 31, 1999. Such options are granted two days after the Company announces its earnings for such quarter. The exercise price is the closing price on the respective dates of grant and the options vest in four equal annual installments.

                             COMPENSATION COMMITTEE:
                             Albert S. Waxman
                             James J. Baker
                             Michael W. Huber
                             Andre-Jacques Neusy

                             STOCK PERFORMANCE GRAPH

         The following graph compares, from August 2, 1995, the date of the initial public offering of the Company's Common Stock, through December 31, 1999, the percentage change in the Company's Common Stock to the cumulative total return of the NASDAQ Composite Index ("NASDAQ Composite") and the S&P Healthcare (Medical Products and Supplies) Midcap Index ("Healthcare (Medical Products & Supplies) Midcap"). The graph plots the growth in value of an initial $100 investment over the indicated time period, assuming the reinvestment of dividends. From August 2, 1995 until September 23, 1998, the Company's Common Stock was traded on the NASDAQ National Market. It is now quoted on the OTC Bulletin Board.

                                    AS OF
                                   AUGUST 2,          AS OF DECEMBER 31
                                            ------------------------------------
                                    1995    1995    1996    1997    1998    1999
                                    ----    ----    ----    ----    ----    ----
Norland Medical Systems             $100    $221    $ 96    $107    $  3    $  8
NASDAQ Composite                     100     106     130     159     224     413
Healthcare Midcap                    100     118     125     157     222     212

                                    [CHART]

         The performance of the Company's Common Stock reflected above is not necessarily indicative of future performance of the Common Stock. The performance graph that appears above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, and shall not be deemed filed under either of such Acts except to the extent that the Company specifically incorporates this information by reference.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons holding more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Such directors, executive officers and ten percent stockholders are also required to furnish the Company with copies of all such filed reports.

         Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during the 1999 fiscal year, the Company believes that all Section 16(a) reporting requirements related to the Company's directors and executive officers were timely fulfilled during 1999.

                              CERTAIN TRANSACTIONS

TRANSACTIONS INVOLVING NMS BV, STRATEC MEDIZINTECHNIK GMBH, BIONIX L.L.C. AND NOVOTEC MASCHINEN GMBH.

         In September 1997 the Company acquired Norland Corp. from NMS BV. In December 1998, March 1999, and June 1999, the entire convertible portion of the principal of the promissory note issued by the Company as part of the purchase price for Norland Corp. was paid by the issuance of shares of Common Stock of the Company. A total of 18,122,580 shares were issued in connection with such payments.

         In addition to its own products, the Company also distributes bone densitometers manufactured by Stratec Medizintechnik GmbH ("Stratec") which is controlled by Mr. Schiessl. The Company's purchases from Stratec in 1999 were $972,679. Sales of products and services by the Company to Stratec in 1999 were $92,883.

         On October 1, 1999, the company signed a sub-distribution agreement with Bionix L.L.C., ("Bionix"), which provided the Company the right to exclusively distribute certain non-bone densitometry products manufactured by Novotec Maschinen GmbH ("Novotec"). Bionix is controlled by Mr. Bonmati. Mr. Schiessl has a controlling interest in Novotec. During 1999, the company purchased $243,404 of products from Bionix.

         Mr. Allen, a director of the Company, provided consulting services to the Company during 1999. Mr. Allen was paid $41,406 for his services.

         Mr. Bonmati and Mr. Schiessl each own a 50% interest in a building in Pforzheim, Germany, part of which is leased to Stratec at a monthly rent of approximately DM 9,000.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         In accordance with rules 14a-4(c ) and 14a-5(e) promulgated under the exchange act, the Company hereby notifies its stockholders that it did not receive notice by March 15, 2000 of any other proposed matter to be submitted for stockholder vote at the Annual Meeting and, therefore, all proxies received in respect of the Annual Meeting will be voted in the discretion of the Company's management on any matters which may properly come before the Annual Meeting.

         Any proposal to be presented by a stockholder at the Company's 2001 Annual Meeting of Stockholders must be received in writing by the Company no later than January 10, 2001, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

         The Company further notifies its stockholders that if the Company does not receive notice by January 10, 2001 of a proposed matter to be submitted to stockholders at the 2001 Annual Meeting of Stockholders then any proxies held by members of the Company's management in respect of such meeting may be voted in the discretion of such management members on such matter if it shall properly come before such meeting, without any discussion of such proposed matter in the Proxy Statement to be distributed in respect of such meeting

                                  OTHER MATTERS

         The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than those described in this proxy statement. Should any other matter properly come before the Annual Meeting, however, the persons named in the form of proxy accompanying this proxy statement will vote all shares represented by proxies in accordance with their best judgment on such matters.

                                    EXHIBIT A

                 AMENDED AND RESTATED 1994 STOCK OPTION PLAN OF

                          NORLAND MEDICAL SYSTEMS, INC.

         1.       DEFINITIONS.

         "Board of Directors" shall mean the Board of Directors of the Corporation as constituted from time to time or a committee of the Board of Directors to which responsibility for the administration of the Plan has been delegated.

         "Cancellation Notice" shall mean the notice given by the Corporation to an Optionee pursuant to Section 14(b) hereof notifying him of the cancellation of his Option.

         "Cash Payment Election" shall mean the right described in Section 6 hereof of an Optionee to elect to receive cash upon exercise of an Option.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" shall mean shares of common stock of the Corporation, par value $0.0005 per share.

         "Corporation" shall mean NORLAND MEDICAL SYSTEMS, INC., a Delaware corporation.

         "Exchange Act" shall mean the Securities Exchange Act of 1934.

         "Exercise Price per Share" with respect to an Option shall mean the price, as set forth in the Optionee's Option Agreement and as determined by the Board of Directors, at which the Optionee may exercise such Option; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the Exercise Price per share shall not be less than 100% of the Fair Market Value per Share at the time such Option is granted (110% of Fair Market Value per Share in the case of an Incentive Stock Option described in Section 15(b) hereof).

         "Fair Market Value per Share" at any particular Date shall mean the fair value of a share of Common Stock as determined in good faith by the Board of Directors. In the case of an Incentive Stock Option, such determination shall be made consistent with Section 422(c)(8) of the Code.

         "Incentive Stock Option" shall mean a stock option granted to an Optionee hereunder which qualifies as an "incentive stock option" within the meaning of Section 422 of the code.

         "Non-qualified Stock Option" shall mean a stock option granted to an Optionee hereunder which does not qualify as an "incentive stock option" under
Section 422 of the Code.

         "Option" shall mean either an Incentive Stock Option or a Non-qualified Stock Option.

         "Option Agreement" shall mean the agreement between the Corporation and an Optionee evidencing the grant of an Option pursuant to the Plan and setting forth the terms and conditions of the Option.

         "Optionee" shall mean a person to whom an Option has been granted pursuant to the Plan.

         "Plan" shall mean this 1994 Stock Option Plan of the Corporation, as amended and restated from time to time.

         "Shares" shall mean the shares of Common Stock which may be issued pursuant to the Plan.

         2. PURPOSE OF THE PLAN.

         The purpose of the Plan is to secure for the Corporation and its shareholders the benefits arising from capital stock ownership by key employees of the Corporation who are expected to contribute to the Corporations' future growth and success.

         3. ADMINISTRATION.

         The Plan shall be administered by the Board of Directors. Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options and Cash Payment Elections shall be granted and the number of shares to be subject to each Option and Cash Payment Election. In making such determinations the Board of Directors may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Corporation's success and such other factors as the Board of Directors, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Board of Directors shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, determinations concerning Options granted to any director or officer shall be made by a committee of the Board, all of whose members are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

         4. NUMBER OF SHARES.

         The aggregate number of Shares for which Options may be granted under the Plan is 3,000,000 Shares, subject to adjustment in accordance with Section 11 hereof. Shares covered by the unexercised portions of any terminated or canceled Options shall be available to become subject to Options granted thereafter. Shares subject to the portions of Options which are surrendered in connection with the exercise by Optionees of Cash Payment Elections shall not be available to become subject to Options granted thereafter. Upon the exercise of an Option, the number of shares with respect to which the Option may thereafter be exercised by the Optionee shall no longer include the sum of the Shares purchased upon exercise plus the Shares, if any, covered by a Cash Payment Election upon such exercise.

         5. GRANT OF OPTIONS.

         The Board of Directors may, at any time prior to January 1, 2005, grant Options to such officers and other key employees and consultants of the Corporation as the Board of Directors may select. Such Options shall cover such number of Shares as the Board of Directors shall designate, subject to the other provisions of the Plan.

         Each grant of an Option shall be evidenced by an Option Agreement between the Optionee and the Corporation. Each Option Agreement shall specify the number of Shares covered by such Option and the Exercise Price per Share. The Option Agreement shall also contain such terms and conditions not inconsistent with the Plan as the Board of Directors in sole discretion shall deem appropriate (which terms and conditions need not be the same in each Option Agreement and may be changed from time to time). Each Option Agreement may require as conditions of exercise that the Optionee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the Shares received by the Optionee upon exercise, as the Board of Directors shall deem appropriate. Each Option Agreement for a Non-qualified Option shall provide for the withholding of income taxes and employment taxes that the Corporation determined it is required to withhold upon the exercise of an Option.

         6. CASH PAYMENT ELECTION.

         (a) In connection with any Non-qualified Option, the Board of Directors may grant cash Payment Elections to such Optionee as the Board of Directors may select, either at the time such Non-qualified Option is granted or thereafter at any time prior to the exercise of termination of such Non-qualified Option. The terms and conditions regarding each Cash Payment Election shall be evidenced in the Option Agreement, or an amendment thereto if granted subsequent to issuance of a Non-qualified Option.

         (b) A Cash Payment Election shall entitle the Optionee, simultaneously with a purchase of Shares upon exercise of a portion of a Non-qualified Option, to surrender for cash an additional unexercised (but then exercisable) portion of the Non-qualified Option covering, at the Optionee's election, a number of Shares no greater than the number of Shares being purchased upon such exercise. Subject to any applicable tax withholding, in exchange for the unexercised portion of the Non-qualified Option so surrendered, the Corporation shall pay to the Optionee a cash amount equal to the product of (i) the excess of (A) the Fair Market Value per Share on the Date the Non-qualified Option is exercised over (B) the Exercise Price per Share, times (ii) the number of Shares with respect to which the Cash Payment Election is made.

         7. TERM OF OPTION.

         Each Option Agreement shall specify the Date or Dates on which the Option granted thereunder may be exercised. Each Option Agreement may provide for exercise of the Option in installments on such terms and conditions as the Board of Directors may determine. The period of each Option shall be fixed by the Board of Directors but in no case shall exceed ten (10) years (five (5) years if the Optionee is an owner described in Section 15(b)) after the Date an Incentive Stock Option is granted or ten (10) years and one (1) month after the Date a Non-qualified Option is granted.

         8. NON-TRANSFERABILITY OF OPTION RIGHTS.

         Options and Cash Payment Elections shall not be transferable except by will or the laws of descent and distribution. During the lifetime of a Optionee, each Optionee's Options and Cash Payment Elections shall be exercisable only by the Optionee.

         9. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.

         (a) Except as otherwise determined by the Board of Directors, upon the termination of employment of any Optionee (for any reason other than death), all rights under any Option held by such Optionee shall cease; PROVIDED, HOWEVER, that the Option Agreement may provide that the rights which were immediately exercisable by the Optionee at the Date of such termination of employment may be exercised by the Optionee subject to such conditions, provisions or limitations as may be set forth in the Option agreement, during a period not exceeding three
(3) months after the Date of such termination, but in on case after the Date on which the Option otherwise would have expired but for the Optionee's termination of employment.

         (b) Except as otherwise determined by the Board of Directors, upon the termination of employment of any Optionee by reason of his death, or on the death of any Optionee within three (3) months following the termination of his employment, if during such period the Optionee was entitled pursuant to the express terms of an Option Agreement to exercise his rights under such Option Agreement, all rights under any Option held by such Optionee shall cease; PROVIDED, HOWEVER, that the Option Agreement may provide that the rights which were immediately exercisable by the Optionee at the Date of his death may be exercised by legal representatives or beneficiaries of the Optionee during the period specified in the Option Agreement, non exceeding one (1) year after the Date of the Optionee's death, but in no case after the Date on which the Option otherwise would have expired but for the Optionee's termination of employment.

         10. EXERCISE AND WITHHOLDING.

         (a) The purchase price of the Shares as to which an Option shall be exercised plus any required Federal income tax or other withholding amount shall be paid in cash or by certified check, provided that, the Board of Directors shall have discretion in connection with any exercise of an Option to allow the Optionees to pay all or a portion of the aggregate exercise price of all Options being exercised plus applicable withholding amounts by transferring to the Corporation previously acquired Shares having an aggregate fair market value equal to such amount, or portion thereof. The Corporation shall not be required to deliver certificates for such Shares until such payment has been made.

         (b) The Corporation shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom.

         (c) Subject to the prior approval of the Board of Directors, the Optionee may satisfy all or a portion of the withholding tax obligation hereunder by having the Corporation withhold Shares having a Fair Market Value on the Date the amount to be withheld is to be determined (the "Tax Date") equal to the amount required bylaw to be withheld from such distribution. In lieu thereof, the Corporation shall have the right to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld.

         11. STOCK DIVIDEND, MERGER, CONSOLIDATION, ETC.

         Each Option Agreement may contain such provisions concerning adjustments in the number or kind of Shares or other securities allocated to unexercised Options granted prior to an in the event of one (1) or more stock dividends, stock splits, reorganizations, recapitalizations, combinations of shares, mergers, consolidations, or other changes in the corporate structure of stock of the Corporation, or any transaction involving the Corporation as the Board of Directors may deem appropriate. Such adjustment shall be binding and conclusive for all purposes.

         12. RIGHTS AS A SHAREHOLDER.

         An Optionee shall have no rights as a shareholder with respect to any Shares covered by an Option until such Optionee shall have become the holder or record of any such Share.

         13. DETERMINATIONS.

         Each determination, interpretation or other action made or taken pursuant to the provisions of the Plan by the Board of Directors, and each determination of Fair Market Value per Share shall be final and conclusive for all purposes and shall be binding upon all persons, including, without limitation, the Corporation and all Optionees, and their respective successors and assigns.

         14. AMENDMENT, TERMINATION AND MODIFICATION OF THE PLAN AND AGREEMENTS.

         (a) The Board of Directors may alter, amend, suspend, discontinue or terminate the Plan at any time; PROVIDED, HOWEVER, that no such action shall adversely affect the rights of Optionees to Options previously granted hereunder and, PROVIDED FURTHER, HOWEVER, that any stockholder approval necessary or desirable in order to comply with Rule 16b-3 under the Exchange Act, Section 422 of the Code (or other applicable law or regulation) shall be obtained in the manner required therein.

         (b) Notwithstanding the foregoing provisions of this Section 14, each Option Agreement may provide that the Corporation shall have the right to terminate the rights of any Optionee to exercise any options, effective not less than thirty (30) days after receipt by the Optionee of a Cancellation Notice from the Corporation. The Corporation may issue a Cancellation Notice only in connection with (i) the sale of substantially all of the Corporation's assets, or (ii) a merger, consolidation or other corporate transaction in which the Corporation would not be the surviving entity. The Cancellation Notice shall afford the Optionee the right to exercise all Options held by such Optionee with respect to all Shares covered thereby (even if they would not otherwise have become exercisable with respect to all such Shares at that time) during the period prior to the Date of termination.

         (c) Notwithstanding the foregoing provisions of this Section 14, each Option Agreement may contain the consent of the Optionee to any amendment to the Plan and Option Agreement which the Board of Directors, in its sole discretion and upon advice of legal counsel, may deem necessary or advisable to enable the exercise of Options to comply with any applicable rules and regulations of the Securities and Exchange Commission, including, without intending any limitation, any amendment which would exempt such exercise from the operation of Section 16 of the Securities Exchange Act of 1934.

         15. INCENTIVE STOCK OPTIONS.

         Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

         (a) DOLLAR LIMITATION. The aggregate fair market value (determined as of the respective Date or Dates of grant and consistent with Section 422(c)(8) of the Code) of the Common Stock for which Incentive Stock Options (together with incentive stock options under any other stock option plans of the Corporation) which are first exercisable in any one (1) calendar year shall not exceed the sum of $100,000. For purposes of the $100,000 limitation, if an Option Agreement provides that the Option granted thereunder shall not be treated as an Incentive Stock Option, such Option shall be disregarded. The event that Section 422(b)(7) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

         (b) 10% SHAREHOLDER. If any Optionee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, then the following special provisions shall be applicable to the Incentive Stock Option granted to such Optionee;

         (i) The Exercise Price per Share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share at the time of grant; and

         (ii) The Option exercise period shall not exceed five (5) years from the Date of grant. Except as modified by the preceding provisions of this
Section 15, all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

         16. NO SPECIAL EMPLOYMENT RIGHTS.

Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the corporation or interfere in any way with the right of the Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of such Option.

         17. EFFECTIVE DATE.

         The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporations' shareholders. If such shareholder approval is not obtained within twelve (12) months after the Date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate, and no further Incentive Stock Options shall be granted. Subject to this limitation, options may be granted under the Plan at any time after the effective Date and before the Date fixed for termination of the Plan.

         18. COMPLIANCE.

         No share of Common Stock shall be issued hereunder unless counsel for the Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. The Board of Directors may, in its discretion, require as a condition to the exercise of any Option that the Shares reserved or issuance upon the exercise of the Option has have been duly listed, upon official notice of issuance, by any securities exchange upon which such share are then listed, if any, and either that (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act, with respect to such shares is effective at the time of such exercise or (b) there is an exemption from registration under such Act for the issuance of shares upon such exercise.

         19. GOVERNING LAW.

         The Plan and all determinations made and actions taken pursuant thereto shall be governed by the internal laws of the State of Delaware, the state where the Corporation maintains its principal office and operations and constructed in accordance therewith without giving effect to the principles of conflict of laws thereof.

                                    EXHIBIT B

                2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN OF

                          NORLAND MEDICAL SYSTEMS, INC.

         1. DEFINITIONS.

         "Board of Directors" shall mean the Board of Directors of the Corporation as constituted from time to time or a committee of the Board of Directors to which responsibility for the administration of the Plan has been delegated.

         "Cancellation Notice" shall mean the notice given by the Corporation to an Optionee pursuant to Section 14(b) hereof notifying him of the cancellation of his Option.

         "Cash Payment Election" shall mean the right described in Section 6 hereof of an Optionee to elect to receive cash upon exercise of an Option.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" shall mean shares of common stock of the Corporation, par value $0.0005 per share.

         "Corporation" shall mean NORLAND MEDICAL SYSTEMS, INC., a Delaware corporation.

         "Exchange Act" shall mean the Securities Exchange Act of 1934.

         "Exercise Price per Share" with respect to an Option shall be the fair market value of such shares on the last trading day prior to the date of grant of such options

         "Fair Market Value per Share" at any particular Date shall mean the fair value of a share of Common Stock as determined in good faith by the Board of Directors. In the case of an Incentive Stock Option, such determination shall be made consistent with Section 422(c)(8) of the Code.

         "Incentive Stock Option" shall mean a stock option granted to an Optionee hereunder which qualifies as an "incentive stock option" within the meaning of Section 422 of the code.

         "Non-qualified Stock Option" shall mean a stock option granted to an Optionee hereunder which does not qualify as an "incentive stock option" under
Section 422 of the Code.

         "Option" shall mean either an Incentive Stock Option or a Non-qualified Stock Option.

         "Option Agreement" shall mean the agreement between the Corporation and an Optionee evidencing the grant of an Option pursuant to the Plan and setting forth the terms and conditions of the Option.

         "Optionee" shall mean a person to whom an Option has been granted pursuant to the Plan.

         "Plan" shall mean this 2000 Non-Employee Directors' Stock Option Plan of the Corporation, as amended and restated from time to time.

         "Shares" shall mean the shares of Common Stock which may be issued pursuant to the Plan.

         2. PURPOSE OF THE PLAN.

         The purpose of the Plan is to secure for the Corporation and its shareholders the benefits arising from capital stock ownership by non-employee Directors of the Corporation who are expected to contribute to the Corporations' future growth and success.

         3. ADMINISTRATION.

         The Plan shall be administered by the Board of Directors. Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan except that the approval of the stockholders is necessary to increase the total number of shares which may be issued or transferred under the plan and to change the minimum purchase price for shares subject to option. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, determinations concerning Options granted to any director or officer shall be made by a committee of the Board, all of whose members are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

         4. NUMBER OF SHARES.

         The aggregate number of Shares for which Options may be granted under the Plan is 500,000 Shares, subject to adjustment in accordance with Section 11 hereof. Shares covered by the unexercised portions of any terminated or canceled Options shall be available to become subject to Options granted thereafter. Shares subject to the portions of Options which are surrendered in connection with the exercise by Optionees of Cash Payment Elections shall not be available to become subject to Options granted thereafter. Upon the exercise of an Option, the number of shares with respect to which the Option may thereafter be exercised by the Optionee shall no longer include the sum of the Shares purchased upon exercise plus the Shares, if any, covered by a Cash Payment Election upon such exercise.

         5. GRANT OF OPTIONS.

         Each non-employee Director was granted options under this plan for 50,000 shares on June 2, 1999, subject to shareholder approval, for services rendered during 1999. Options for an additional 5,000 shares of Common Stock will be automatically granted under the Plan to each person who is elected or re-elected a non-employee Director on the date of the Annual Meeting of Shareholders of the Company in each of the years 2000 through 2004.

         Each grant of an Option shall be evidenced by an Option Agreement between the Optionee and the Corporation. Each Option Agreement shall specify the number of Shares covered by such Option and the Exercise Price per Share. The Option Agreement shall also contain such terms and conditions not inconsistent with the Plan as the Board of Directors in sole discretion shall deem appropriate (which terms and conditions need not be the same in each Option Agreement and may be changed from time to time). Each Option Agreement may require as conditions of exercise that the Optionee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the Shares received by the Optionee upon exercise, as the Board of Directors shall deem appropriate. Each Option Agreement for a Non-qualified Option shall provide for the withholding of income taxes and employment taxes that the Corporation determined it is required to withhold upon the exercise of an Option.

         6. TERM OF OPTION.

         Each Option Agreement shall specify the Date or Dates on which the Option granted thereunder may be exercised. Each Option Agreement will provide for the exercise of the Option in four equal annual installments on such terms and conditions as the Board of Directors may determine. The period of each Option shall be fixed by the Board of Directors but in no case shall exceed after the Date ten (10) years and one (1) month.

         7. NON-TRANSFERABILITY OF OPTION RIGHTS.

         Options and Cash Payment Elections shall not be transferable except by will or the laws of descent and distribution. During the lifetime of a Optionee, each Optionee's Options and Cash Payment Elections shall be exercisable only by the Optionee.

         8. EFFECT OF DEATH OR TERMINATION OF DIRECTORSHIP.

         (a) Except as otherwise determined by the Board of Directors, upon the termination of directorship of any Optionee (for any reason other than death), all rights under any Option held by such Optionee shall cease; PROVIDED, HOWEVER, that the Option Agreement may provide that the rights which were immediately exercisable by the Optionee at the Date of such termination of directorship may be exercised by the Optionee subject to such conditions, provisions or limitations as may be set forth in the Option Agreement, during a period not exceeding three (3) months after the Date of such termination, but in no case after the Date on which the Option otherwise would have expired but for the Optionee's termination of directorship.

         (b) Except as otherwise determined by the Board of Directors, upon the termination of any Optionee by reason of his death, if during such period the Optionee was entitled pursuant to the express terms of an Option Agreement to exercise his rights under such Option Agreement, all rights under any Option held by such Optionee shall cease; PROVIDED, HOWEVER, that the Option Agreement may provide that the rights which were immediately exercisable by the Optionee at the Date of his death may be exercised by legal representatives or beneficiaries of the Optionee during the period specified in the Option Agreement, not exceeding one (1) year after the Date of the Optionee's death.

         9. EXERCISE AND WITHHOLDING.

         (a) The purchase price of the Shares as to which an Option shall be exercised plus any required Federal income tax or other withholding amount shall be paid in cash or by certified check, provided that, the Board of Directors shall have discretion in connection with any exercise of an Option to allow the Optionees to pay all or a portion of the aggregate exercise price of all Options being exercised plus applicable withholding amounts by transferring to the Corporation previously acquired Shares having an aggregate fair market value equal to such amount, or portion thereof. The Corporation shall not be required to deliver certificates for such Shares until such payment has been made.

         (b) The Corporation shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom.

         (c) Subject to the prior approval of the Board of Directors, the Optionee may satisfy all or a portion of the withholding tax obligation hereunder by having the Corporation withhold Shares having a Fair Market Value on the Date the amount to be withheld is to be determined (the "Tax Date") equal to the amount required bylaw to be withheld from such distribution. In lieu thereof, the Corporation shall have the right to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld.

         10. STOCK DIVIDEND, MERGER, CONSOLIDATION, ETC.

         Each Option Agreement may contain such provisions concerning adjustments in the number or kind of Shares or other securities allocated to unexercised Options granted prior to an in the event of one (1) or more stock dividends, stock splits, reorganizations, recapitalizations, combinations of shares, mergers, consolidations, or other changes in the corporate structure of stock of the Corporation, or any transaction involving the Corporation as the Board of Directors may deem appropriate. Such adjustment shall be binding and conclusive for all purposes.

         11. RIGHTS AS A SHAREHOLDER.

         An Optionee shall have no rights as a shareholder with respect to any Shares covered by an Option until such Optionee shall have become the holder or record of any such Share.

         12. DETERMINATIONS.

         Each determination, interpretation or other action made or taken pursuant to the provisions of the Plan by the Board of Directors, and each determination of Fair Market Value per Share shall be final and conclusive for all purposes and shall be binding upon all persons, including, without limitation, the Corporation and all Optionees, and their respective successors and assigns.

         13. AMENDMENT, TERMINATION AND MODIFICATION OF THE PLAN AND AGREEMENTS.

         (a) The Board of Directors may alter, amend, suspend, discontinue or terminate the Plan at any time; PROVIDED, HOWEVER, that no such action shall adversely affect the rights of Optionees to Options previously granted hereunder and, PROVIDED FURTHER, HOWEVER, that any stockholder approval necessary or desirable in order to comply with Rule 16b-3 under the Exchange Act, Section 422 of the Code (or other applicable law or regulation) shall be obtained in the manner required therein.

         (b) Notwithstanding the foregoing provisions of this Section 14, each Option Agreement may provide that the Corporation shall have the right to terminate the rights of any Optionee to exercise any options, effective not less than thirty (30) days after receipt by the Optionee of a Cancellation Notice from the Corporation. The Corporation may issue a Cancellation Notice only in connection with (i) the sale of substantially all of the Corporation's assets, or (ii) a merger, consolidation or other corporate transaction in which the Corporation would not be the surviving entity. The Cancellation Notice shall afford the Optionee the right to exercise all Options held by such Optionee with respect to all Shares covered thereby (even if they would not otherwise have become exercisable with respect to all such Shares at that time) during the period prior to the Date of termination.

         (c) Notwithstanding the foregoing provisions of this Section 14, each Option Agreement may contain the consent of the Optionee to any amendment to the Plan and Option Agreement which the Board of Directors, in its sole discretion and upon advice of legal counsel, may deem necessary or advisable to enable the exercise of Options to comply with any applicable rules and regulations of the Securities and Exchange Commission, including, without intending any limitation, any amendment which would exempt such exercise from the operation of Section 16 of the Securities Exchange Act of 1934.

         14. INCENTIVE STOCK OPTIONS.

         Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

         (a) DOLLAR LIMITATION. The aggregate fair market value (determined as of the respective Date or Dates of grant and consistent with Section 422(c)(8) of the Code) of the Common Stock for which Incentive Stock Options (together with incentive stock options under any other stock option plans of the Corporation) which are first exercisable in any one (1) calendar year shall not exceed the sum of $100,000. For purposes of the $100,000 limitation, if an Option Agreement provides that the Option granted thereunder shall not be treated as an Incentive Stock Option, such Option shall be disregarded. The event that Section 422(b)(7) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph
(a) shall be automatically adjusted accordingly.

         15. EFFECTIVE DATE.

         The Plan shall become effective when adopted by the Board of Directors, but no Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporations' shareholders. If such shareholder approval is not obtained within twelve (12) months after the Date of the Board's adoption of the Plan, any Stock Options previously granted under the Plan shall terminate, and no further Stock Options shall be granted. Subject to this limitation, options may be granted under the Plan at any time after the effective Date and before the Date fixed for termination of the Plan.

         16. COMPLIANCE.

         No share of Common Stock shall be issued hereunder unless counsel for the Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. The Board of Directors may, in its discretion, require as a condition to the exercise of any Option that the Shares reserved or issuance upon the exercise of the Option have been duly listed, upon official notice of issuance, by any securities exchange upon which such share are then listed, if any, and either that (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act, with respect to such shares is effective at the time of such exercise or (b) there is an exemption from registration under such Act for the issuance of shares upon such exercise.

         17. GOVERNING LAW.

         The Plan and all determinations made and actions taken pursuant thereto shall be governed by the internal laws of the State of Delaware, the state where the Corporation maintains its principal office and operations and constructed in accordance therewith without giving effect to the principles of conflict of laws thereof.

                                      PROXY
                          NORLAND MEDICAL SYSTEMS, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 2000

         The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Reynald G. Bonmati and Robert J. Larson or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at the Rye Courtyard By Marriott, 631 Midland Avenue, Rye, New York 10580, at 10:00 a.m. on June 1, 2000, or at any adjournment thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

         The nominees for Director are: Jeremy C. Allen, James J. Baker, Reynald
G. Bonmati, Michael W. Huber, Andre-Jacques Neusy and Albert S. Waxman.

                         (TO BE SIGNED ON REVERSE SIDE.)
--------------------------------------------------------------------------------

         PLEASE MARK
 A  |X|  YOUR VOTES AS IN
         THIS EXAMPLE.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL DIRECTORS
                         AND FOR PROPOSALS 2, 3 AND 4.

             FOR  WITHHOLD FOR
             ALL      ALL                                                                                   FOR    AGAINST   ABSTAIN
                                                            2. An amendment to the Company's Amended
Election of  |_|      |_|    NOMINEES: Jeremy C. Allen         and Restated 1994 Stock Option Plan          |_|      |_|       |_|
directors.                             James J. Baker          to increase the aggregate number of
                                       Reynald G. Bonmati      shares for which options may be
                                       Michael W. Huber        granted from 2,250,000 to 3,000,000
                                       Andre-Jacques Neusy
                                       Albert  S. Waxman    3. Approval of the Company's 2000
                                                               Non-Employee Directors' Stock Option         |_|      |_|       |_|
                                                               Plan

INSTRUCTION: To withhold                                    4. Selection of Deloitte & Touche LLP as
authority to vote for any                                      the Company's independent accountants        |_|      |_|       |_|
individual nominee or                                          for 2000.
nominees, write the names on
the space provided below.                                      Please complete, sign, date and mail the enclosed Proxy in the accompanying envelope even if you intend to be present at the meting.
____________________________                                   Returning the proxy will not limit your right to vote in person or to attend the Annual Meeting, but will ensure your representation if you
____________________________                                   cannot attend. If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the proxy cards that you receive so that all of your shares may be voted. The Proxy is revocable at any time prior to its use.

SIGNATURE(S)  ___________________________________________

              ___________________________________________                              DATE _______________

(Note: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)